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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 15, 2013

                              ADIA NUTRITION, INC.
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                  000-33625                     87-0618509
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

             4041 MacArthur Blvd, Suite 175, Newport Beach, CA 92660
               (Address of principal executive offices) (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (831) 241-4900

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

Adia Nutrition, Inc. (the "Company") filed a Notice of Termination of Registration on September 25, 2008 and therefore is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 (the "34 Act"). Nonetheless, the Company files this Current Report for the sole purpose of informing shareholders and the public of certain events. This filing is not intended to imply that the Company intends to become subject to the 34 Act or comply with any other disclosure or filing requirements thereof.

Adia Nutrition, Inc. today announced that it is adopting a new corporate name, Homeland Forensics, Inc., and the Company is revising its plan to issue a stock dividend which was previously declared on March 3, 2011, to spin-out one of its successful brands as a new independent entity. The Company now plans to issue these proposed dividend shares for the purpose of spinning off only its current assets in the field of crowdfunding where seed capital in new startup companies can be raised by way of new direct public offerings. This spin-out transaction will occur after such time as IRS approval is obtained for a tax-free dividend.

The Company previously announced the creation of its new crowd funding business on October 23, 2008 when it filed an 8-K relating to its acquisition of the website known as "504investor.com" where seed capital could be raised through direct public offerings of securities in compliance with the Securities and Exchange Commission's "seed capital exemption" by certain Accredited investors and issuers via the Internet in reliance on Regulation D, Rule 504 safe harbor.

Refer to October 23, 2008 filing of Form 8-K by Adia Nutrition, Inc. (formerly known as PivX Solutions, Inc.) which can be accessed via otcmarkets.com here:

http://www.otcmarkets.com/edgar/GetFilingPdf?FilingID=6207449

"On October 23, 2008 we acquired an existing online marketplace designed to help small businesses raise capital by connecting with investors seeking investment opportunities. Terms of the acquisition, 250,000 shares of PIVX Common Stock, are disclosed in more detail in the attached executed definitive agreement. As of the date of the agreement PIVX Common Stock had a current market price of $0.022 per share giving a fair market value of $5,500.00 to the 504investor.com domain name and associated existing website."

On May 15, 2013, Adia Nutrition announced an exclusive Letter of Intent from LiveWire Ergogenics, Inc. (OTCQB: LVVV) to license the assets used to operate the Adia Nutrition probiotics business in return for an equity stake in LVVV (LiveWire Ergogenics, Inc.) and a revenue-based royalty agreement. With this proposed Agreement with LVVV, which is still being finalized by negotiation, Adia Nutrition will begin to refocus its core business on the intellectual property, forensics, information security, and secure social media businesses that are the company's most valuable, scalable and substantive opportunity.

It is anticipated that LVVV will operate the Adia Nutrition probiotics brand, and commercialize other future consumer products that the Company may develop, into the future. Precise terms and conditions, and a Termination clause, have not yet been negotiated with LVVV but the Company expects to relinquish all control of its probiotics product business line to LVVV and to have a limited number of Termination rights so that LVVV is guaranteed the exclusive right to use the intellectual property and business assets of the probiotics business unless Termination with cause by the Company becomes necessary in the future.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

A change of management has also been announced. In connection with the changes to the planned spin-out of Homeland Forensics, Inc. the Company's current Chief Executive Officer, Chief Financial officer, President, Treasurer, Secretary, and sole director, Wen Peng, has resigned effective July 15, 2013.

Former CEO and director Jason Coombs has again become sole director, Chairman and CEO of the Company. Jason Coombs is also the current CEO and Chairman of the Company's previously-announced spin-out company, which has been renamed Public Startup Company, Inc., instead of Homeland Forensics, Inc. so that the parent Company itself can adopt the Homeland Forensics, Inc. corporate name.

Adia Nutrition is filing and publishing the attached press release to ensure that investors and other interested parties are informed in a consistent and fair manner about the Company's ongoing business development activities.


Item 9.01(d) Financial Statements and Exhibits.

Exhibit 1. Press Release

--------------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 15, 2013

                                   Adia Nutrition, Inc.

                                   By: /s/ Jason Coombs
                                       -------------------------------------
                                       Jason Coombs, Chief Executive Officer

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EXHIBIT 1

Press Release

Newport Beach, CA: July 15, 2013, Adia Nutrition, Inc (OTC Pink: ADIA) today announced that its Board of Directors has approved a resolution to change the company's name to Homeland Forensics, Inc. Additionally the Company now plans to declare a stock dividend of shares of its subsidiary, named Public Startup Company, Inc. The record date has not yet been established but it is expected that each shareholder of Adia Nutrition on the record date will receive one share of Public Startup Company, Inc, for every two shares of Adia Nutrition.

The name change and a corresponding ticker symbol change will take place upon regulatory approval, which is expected to be received by December 31, 2013.

The Company is revising its former plan to issue a "spin-out" stock dividend (which it declared previously, on March 3, 2011) in order to spin-out one of its successful brands as a new independent entity. The Company still plans to issue the dividend shares in the future, as previously-announced in 2011, but for the purpose now of distributing to its equity shareholders current assets and operations of the company in the field of crowd funding. The crowd funding business enables investors to provide seed capital to new startup companies that are launched by way of direct public offerings and forensic social media.

This spin-out transaction will occur only after such time as IRS approval is obtained for a tax-free dividend. Such approval may require a lengthy process and will result in shares of stock being allocated, pro-rata, to shareholders. FINRA approval is required, also, and the Company will endeavor to facilitate the creation of public secondary markets for shares of Public Startup Company.

In connection with the corporate name change, and the revision to the previous stock dividend plan for this Homeland Forensics, Inc. spin-out, the management team of the Company will change as well. The new Chairman, President and Chief Executive Officer will be Jason Coombs, the Company's former director and CEO.

Former director and CEO, Wen Peng, has resigned effective July 15, 2013 and she will continue to consult part-time for the company while pursuing new ventures.

Mr. Coombs will remain Chairman and Chief Executive Officer of the new Homeland Forensics Inc. subsidiary named Public Startup Company, Inc. upon conclusion of the stock dividend. At that time, the Public Startup Company, Inc. subsidiary will become an independent spin-out company with the same initial shareholders as the parent company and a separate Board of Directors and full-time staff.

"The core value of our company is our intellectual property and our social networks," said Jason Coombs. "By forming a subsidiary spin-out for Homeland Forensics, Inc. and adopting the Public Startup Company, Inc. name as a new registered trademark-protected spin-out brand, we position the company and our shareholders to benefit from a perpetual intellectual property research and development machine that can spin-out an unlimited number of new ideas and new technologies in the future."

"In 2011 we originally planned to operate the company under a valuable new brand known as 3Me to integrate three forms of media to build new brands and to spin out successful ones like Homeland Forensics," said Jason Coombs. "Our goal has evolved with the marketplace and with recent regulatory changes. This new plan allows us to resume our capital formation effort for the PivX Solutions legacy, maximize stakeholder value for the Adia Nutrition probiotics business, and also help other startups with the challenge of seed capital formation."

After a stock dividend is recorded with our transfer agent, each Adia Nutrition shareholder can contact the transfer agent to receive delivery of a paper share certificate for shares of Public Startup Company, Inc. at their own expense.
No action is required on the part of ADIA shareholders in connection with the stock dividend, and it is not mandatory for shareholders to obtain paper certificates in order to remain owners of shares in the independent Public Startup Company, Inc. spin-out company.


About Adia Nutrition, Inc. (formerly known as PivX Solutions, Inc.)

Adia Nutrition, Inc. is a development stage company that has created several products in a range of industries, including great tasting and shelf-stable probiotics. Probiotics are live beneficial microorganisms that are naturally found in the digestive tract. Adia has developed revolutionary "on-the-go" probiotics in 4 flavors of powdered drink mix and 2 flavors of probiotic chews. Adia's probiotics are designed for people with a busy lifestyle. The Adia probiotics do not need refrigeration, have a long shelf life, and taste great. The drink powders come in a convenient, easy-to-use stick pack that is mixed with water. Flavors include Lemon Lime, Berry, Orange Mango and a sugar-free Green Tea. They offer significantly more probiotics, significantly less sugar, and fewer calories than the traditional yogurts and dairy-based probiotic drinks. Adia Nutrition brand products are sold across the country and can be found in health clubs, independent pharmacies and health food stores. According to a market research report titled 'Probiotics Market,' published by Markets and Markets (www.marketsandmarkets.com), the global probiotics market is expected to be worth US $32.6 billion by 2014. For more information, visit our website at adianutrition.com or find us on Facebook at

https://www.facebook.com/AdiaNutrition

The global probiotics industry is expected to grow from $21 billion in 2010 to over $31 billion by 2015, according to Natural Products Insider. Current marketing efforts focus on distribution into major national and international retail chain stores. On May 15, 2013, Adia Nutrition announced an exclusive Letter of Intent from LiveWire Ergogenics, Inc. (OTCQB: LVVV) to license the assets used to operate the Adia Nutrition probiotics business in return for an equity stake in LiveWire and a revenue-based royalty agreement. LiveWire's website is livewireenergy.com or they can be followed on Twitter @EnergyChews

https://twitter.com/EnergyChews


About Public Startup Company, Inc.

The Public Startup Company, Inc. subsidiary was incorporated in 2012 after the JOBS Act was approved to legalize direct public offerings in the USA. In a direct public offering the issuer of securities is permitted, in compliance with applicable regulations and anti-fraud statutes, to offer, sell, advertise and promote investment opportunities to the general public without registering with the Securities and Exchange Commission or listing on a stock exchange.

Crowd Funding is one form of direct public offering. Websites like Kickstarter have been using crowd funding as a type of social media or a social networking opportunity that forms capital to manufacture or development new products or new services that are of interest to the public. Prior to the JOBS Act, few crowd funding activities were legal in the USA and were limited to pre-sales without direct public offerings of unregistered securities. It is the mission of Public Startup Company, Inc. to develop technology and new social media resources, including new application development platforms, to enable anyone to raise capital for anything by providing automated forensic transparency to the public, forming direct investor relationships via digital communications.

Public Startup Company, Inc. owns websites like JOBS-ACT.COM for this purpose.


History of Adia Nutrition, Inc. (formerly known as PivX Solutions, Inc.)

Adia Nutrition, Inc. is a Nevada corporation formerly known as PivX Solutions. On March 25, 2004 the company completed a reverse merger as PivX Solutions LLC a California Limited Liability Company with Drilling, Inc. an OTCBB-listed non operating shell company. The company then became known as PivX Solutions, Inc.

As PivX Solutions, Inc. the company developed several information security and digital forensics products and intellectual properties, including specialized computer communications equipment, computers, data storage devices and recordable media designed for use in data communications, data processing, and data storage applications that are sensitive to security or forensics. While raising capital for its own future, the company discovered the need to launch an entirely new type of forensics business relating to capital formation in the United States, and via the Internet and social media, so that the public would be able to invest in any startup including Homeland Forensics, Inc. in public crowdfunding offerings of seed capital equity investment opportunities.

Adia Nutrition, Inc. (soon to be known as Homeland Forensics, Inc., formerly known as PivX Solutions, Inc.) is quoted under ticker symbol (OTC Pink: ADIA)

Additional information on Adia Nutrition, including past news releases, is available at adianutrition.com and homelandforensics.com and pivx.com

CONTACT: Adia Nutrition, Inc. (CEO) Jason Coombs, at +1.831.241.4900

Websites

http://www.homelandforensics.com
http://www.publicstartup.com
http://www.adianutrition.com
http://www.pivx.com

This press release includes statements that may constitute "forward-looking" statements, usually containing the words "believe," "estimate," "project," "expect" or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, acceptance of the Company's current and future products and services in the marketplace, the ability of the Company to develop effective new products, competitive factors, dependence upon third-party vendors, and other risks. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.